united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22572

Multi-Strategy Growth & Income Fund

(Exact name of registrant as specified in charter)

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Address of principal executive offices) (Zip code)

The Corporation Trust Company – Corporation Trust Center

1209 Orange Street, Wilmington, Deleware 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 2/28

Date of reporting period: 2/28/18

Item 1. Reports to Stockholders.

MULTI-STRATEGY
GROWTH & INCOME FUND

ANNUAL REPORT
February 28, 2018

INVESTOR INFORMATION: (855) 601-3841

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Multi-Strategy Growth & Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

As we embark on the seventh year for Multi-Strategy Growth & Income Fund (the “Fund” or “MSGI”), we would like to share with you updates related to our team and capabilities, some of the exciting new investments deployed in the Fund this year, and Fund investment performance with benchmark comparisons. Additionally, we discuss endowment model investing and how investors can utilize the Fund as a component of their own endowment model portfolio.

Team Updates and Capabilities

●	Aaron Rosen, CFA, was promoted from assistant portfolio manager to co-portfolio manager and senior vice president. Aaron continues to demonstrate leadership and has a deep understanding of the alternative investment space, which has been integral in enhancing the management and pipeline of the Fund.

●	Two new individuals, Ian Lucas and Chris Mendoza, were brought on as well. Ian and Chris bring a combined 25 years of investment experience to the team and are experienced in the fields of quantitative modeling and factor-based investing. Their addition augments in-house capacity for optimization and investment modeling and expands the investment universe for the Fund.

New Investments

We added three new illiquid investment opportunities and replaced one hedge fund during the fiscal year. All of these new investments can be described as distinctive and attractive in their own respect. We made significant capital commitments to both Owl Rock Capital Corporation (ORCC) and Levine Leichtman Capital Partners IV, LP (LLCP), both of which would place in our top 10 holdings if the entire commitment were called today.

●	ORCC is a private BDC (Business Development Company) that primarily originates middle-market debt, and the institutional share class structure we accessed allows the Fund to invest at parallel terms alongside other institutions, such as the family offices of George Soros and Michael Dell.

●	LLCP is an institutional private debt and equity sponsor with a multi-decade track record of providing private middle-market companies with financing solutions across the capital stack while providing current income generation to its investors.

●	Mosaic Real Estate Credit, LLC, (MREC) is a private lending strategy with a focus on risk mitigation that targets high-yielding, short-duration mezzanine lending to developmental real estate opportunities.

These three investments share several common traits: off-market proprietary deal flow, significant current income yields, outsized risk-return potential, substantial internal capital commitments (aka alignment of interests), attractive fee structures, and distinct competitive advantages versus their peers. Additionally, we negotiated access to potential direct co-investment opportunities for our Fund from each of these managers.

The newly included hedge fund, Steve Cohen’s Point 72 Asset Management, LP, was added within the Collins Masters Access Fund. This is one of the most sought after hedge funds on the street, and the Fund was invited into the “invite-only” opening round, thanks to our industry relationships.

Fund Performance

On the next page is a performance table comparing the Fund to a number of alternative and traditional asset classes. As you can see, recent Fund performance has trailed stocks and been mixed versus bonds. However, when compared to the most relevant alternative benchmark, the Morningstar US Closed-End Multialternative Index,i the Fund has outperformed the index on a total return basis while delivering a consistent monthly distribution to investors.

(through February 28, 2018)		Performance
Asset Class	Index	YTD	1-Year
MSGI	Multi-Strategy Growth & Income – Class A	-3.20%	-2.36%
Multi-Asset Class	Morningstar US Closed-End Multialternative Index	-6.81	-7.12

Alternative Assets
REITs	FTSE NAREIT All Equity REITs	-10.00	-6.13
Mortgage REITs	FTSE NAREIT Mortgage REITs	-9.85	0.08
BDCs	Wells Fargo BDC	-5.47	-10.61
MLPs	Alerian MLP	-4.49	-15.22
Hedge Funds	UBS ETF HFRX Global HF	0.23	3.05

Traditional Assets
Bonds	Barclays U.S. Aggregate Bond	-2.09	0.51
Stocks	S&P 500 Index	1.83	17.10

MSGI Risk-Adjusted Results (Since Inception)

When considering MSGI performance specifically, the Fund has done substantially better than most high-yielding alternative asset classes since inception. In fact, it has delivered excess return per unit of risk (as shown by the Fund’s Sharpe ratio) largely in line with the S&P 500 with a maximum drawdown at levels consistent with traditional fixed income.

		Performance Statistics
		(Since Inception)
			Sharpe	Sortino	Max
Asset Class	Index	Return	Ratio	Ratio	Draw.
MSGI	Multi-Strategy Growth & Income – Class A	4.90%	1.04	1.80	-4.88
Multi-Asset Class	Morningstar US Closed-End Multialternative Index	0.58*	0.07*	0.09*	-15.67*

Alternative Assets
REITs	FTSE NAREIT All Equity REITs	7.91	0.64	1.04	-13.93
Mortgage REITs	FTSE NAREIT Mortgage REITs	7.50	0.61	0.89	-20.54
BDCs	Wells Fargo BDC	6.40	0.53	0.84	-19.02
MLPs	Alerian MLP	-0.37	0.05	0.07	-48.51
Hedge Funds	UBS ETF HFRX Global HF	0.47	0.06	0.08	-10.94

Traditional Assets
Bonds	Barclays U.S. Aggregate Bond	2.07	0.63	0.98	-3.67
Stocks	S&P 500 Index	14.11	1.37	2.51	-8.36

*	Performance statistics for the Morningstar US Closed-End Multialternative Index are from its inception date of 3/1/2013.

Since Inception of MSGI Original Share Class (Now Class A) – 4/1/12 to 2/28/18.

Past performance is no guarantee of future results.

MSGI Performance Attribution

The following were the Fund’s best-performing investments for the fiscal year:

■	Cottonwood Residential Inc. (CRI)

■	Clarion Lion Industrial Trust (Clarion LIT)

■	Clarion Lion Properties Fund (Clarion LPF)

■	Collins Masters Access Fund (CMAF)

CRI was one of the Fund’s original private real estate investments, and its portfolio of mainly off-market multi -family residential value-add properties continues to be a performance leader for the Fund. Clarion LIT and Clarion LPF are both high-end institutional real estate funds, with LPF taking a more core diversified approach while LIT focuses specifically on the industrial sector. Both have consistently outperformed their peer universe over an extended period of time. CMAF is our proprietary “best ideas” fund of hedge funds portfolio, consisting of several renowned managers—nearly all of which are completely closed to new capital. The selection of, and access to, this lineup of managers was custom designed for the specific needs of MSGI.

Most of these investments are, or were, available exclusively to sophisticated institutional investors of size with considerable minimum allocation requirements. They continue to showcase the benefit of investing with firms that have significant institutional expertise and scale.

The following were the Fund’s worst -performing investments for the fiscal year:

■	Hospitality Investors Trust Inc. (HIT)

■	Colony NorthStar Credit Real Estate Inc. (CLNC)

■	NorthStar Healthcare Income Inc. (NHI)

■	American Finance Trust Inc. (AFIN)

The combined losses created by our two worst-performing investments alone, HIT and CLNC (a singular now-listed entity created by the merger of NorthStar Real Estate Income Trust, Inc., and NorthStar Real Estate Income II, Inc.), accounted for more than the difference between a positive return and the Fund’s total performance for the fiscal year. We believe the negative pricing events surrounding these two investments were extraordinary, one-time events and that these investments may have potential upside moving forward .

Endowment Model

We think this is a good time to discuss the endowment model, which suggests that exposure to alternative investments adds significant value across the investment cycle. One of the core reasons investors appreciate MSGI is that, similar to the endowment model, it is designed to be non-correlated to the broad stock and bond markets while producing consistent income distributions.

The endowment model is a portfolio allocation methodology that argues for an allocation to non-traditional (i.e., alternative) asset classes and/or strategies in order to increase diversification. One of the main reasons endowments like to allocate to alternatives is that they typically do not behave like traditional asset classes

Alternatives: Correlation to Stocks and Bonds (2007–2016)

(fixed income/equities/cash), especially on the downside. This lower correlation creates additional diversification, can lower volatility, and lowers risk. As represented in the chart on the previous page, the closer the dot is to the top of the chart, the more correlated the asset class is with stocks (left side) and bonds (right side).

The endowment model was pioneered by Yale University under David Swenson. Yale, and others, made the strategic decision to avoid the day-to-day whims of the public markets in meeting their liabilities and grow their capital by utilizing private market strategies with limited liquidity that better matched their investment horizon (which was essentially unlimited). By reducing volatility and lowering drawdowns, these endowments have been able to generate absolute returns comparable with traditional asset classes while limiting public market volatility. And for many years, and under a variety of market cycles, it has worked pretty well—especially on a risk-adjusted basis.

As you can see from the chart at right, many endowments have espoused very significant allocations to private illiquid investments (i.e., private equity, venture capital, real estate, and hedge funds) at percentages that would not be appropriate for smaller, non-perpetual investors. Endowments have a higher capacity for illiquid investments due to their having a larger asset base and longer time frame than most investors. Therefore, they may be more likely to benefit from illiquidity premiums than other investors. We attempt to provide our investors with the ability to capture illiquidity premiums through an investment in the Fund.

Endowment Model Investing with MSGI

MSGI provides investors with access to an actively managed portfolio of liquid and illiquid alternative investments, many of which are unavailable to the typical individual investor due to high minimum investment and accredited/qualified investor requirements. For those who are new to the Fund as a core alternative vehicle, we employ a similar multi-asset approach to the endowment model while actively managing our individual holdings and generating significant non-correlated income. Our objectives include the following:

■	Deliver current income to investors with low correlation to traditional equity and fixed-income investments by pursuing securities in asset classes considered non-traditional in nature (for distribution coverage insight, see Note 6 and Note 8 in the Notes to Financial Statements section of the annual report)

■	Seek illiquidity premiums, as the Fund has no finite life and therefore can pursue less liquid strategies as part of an overall portfolio, subject to near-term investor liquidity needs

■	Proactively manage security selection and asset class exposures through cutting-edge research capability, rigorous due diligence effort, and a consistently applied investment process

■	Provide institutional access on favorable terms; as we have added to our portfolio management team over the years, the Fund has benefited from enhanced security selection capabilities and industry relationships in sourcing institutional-quality investments—Collins Masters Access Fund, which provides a customized allocation to hedge funds (most of which are closed to new investors), is a great example of this

Thank you for your continued trust and confidence in our strategy. We look forward to continued success together.

Sincerely,

Raymond J. Lucia Jr.	Mark C. Scalzo
Chief Executive Officer	Chief Investment Officer

[i]	The Morningstar US CE Multialternative Index is the collection of funds in which Morningstar has classified the Multi-Strategy Growth and Income Fund. These funds offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results. Standard performance results can be found on the following pages.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any holdings and/ or securities mentioned, whether owned in the Fund or otherwise, are considered in the context of the construction of an overall portfolio and therefore reference to them should not be construed as a recommendation or offer to acquire or sell any such security. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund.

There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. There currently is no secondary market for the Fund’s shares, and the Fund expects that no secondary market will develop. Very limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV. Investing involves risk including the possible loss of principal. Alternative investment funds, ETFs, mutual funds, and closed-end funds are subject to management and other expenses, which will be indirectly paid by the Fund. Issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. Typically, a rise in interest rates causes a decline in the value of fixed-income securities. Lower-quality debt securities, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including increased default risk and non diversification risk as the funds are more vulnerable to events affecting a single issuer. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and will magnify the Fund’s gains or losses. Investments in lesser-known, small- and medium capitalization companies may be more vulnerable than those in larger, more established organizations. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs, its portfolio will be significantly impacted by the performance of the real estate market. The value of a structured note will be influenced by time to maturity; type of note; market volatility; changes in the issuer’s credit quality rating; and economic, legal, political, or geographic events that affect the reference index.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Multi-Strategy Growth & Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (800) 825-0937. The prospectus should be read carefully before investing.

7083-NLD-04/23/2018

Multi-Strategy Growth & Income Fund
PORTFOLIO REVIEW (Unaudited)
February 28, 2018

Composition of the Change in Value of a $10,000 Investment (since inception through February 28, 2018):

The Fund’s performance figures for the periods ended February 28, 2018, compared to its benchmarks:

					Annualized Since
	One	Annualized	Annualized	Annualized Since	Inception Class C,
Total Returns as of February 28, 2018	Year	Three Year	Five Year	Inception Class A*	Class I and Class L **
Multi-Strategy Growth & Income Fund
Class A:
Without Load	(2.36)%	1.15%	4.33%	4.86%	—
With Load	(7.97)%	(0.82)%	3.15%	3.88%	—
Class C	(3.11)%	0.39%	—	—	0.93%
Class I	(2.19)%	1.57%	—	—	1.97%
Class L:
Without Load	(2.86)%	0.65%	—	—	1.18%
With Load	(4.82)%	(0.62)%	—	—	0.13%
Bloomberg Barclays U.S. Aggregate Bond Index	0.51%	1.14%	1.71%	2.11%	1.93%
S&P 500 Total Return Index	17.10%	11.14%	14.73%	14.08%	11.37%

*	Class A commenced operations on March 16, 2012.

**	Class C, Class I and Class L commenced operations on July 2, 2014.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using the traded net asset value (“NAV”) on February 28, 2018. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s total gross annual operating expenses, per its prospectus (“Prospectus”) dated July 1, 2017, as supplemented, including underlying funds, are 3.58%, 4.32%, 3.31%, and 4.08% for Class A, Class C, Class I and Class L shares, respectively. The Fund’s total net annual operating expenses, excluding underlying funds, are 2.03%, 2.78%, 1.78%, and 2.53% for Class A, Class C, Class I and Class L shares, respectively, per the Prospectus. Class A and Class L shares of the Fund are subject to a maximum sales load imposed on purchases of 5.75% and 2.00%, respectively. Class C and Class I are not subject to a sales load. The chart does not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or the redemption of the Fund shares. For performance data current to the most recent month-end, please call 1-855-601-3841.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS
February 28, 2018

Shares	Security	Value
	COMMON STOCKS - 13.88%
	CHEMICALS - 0.47%
7,078	Monsanto Co.	$873,213
	ENTERTAINMENT - 0.39%
10,988	Cedar Fair LP	734,108

	BIOTECHNOLOGY & PHARMACEUTICAL - 1.44%
31,000	Celgene Corp.	2,700,720

	LISTED BUSINESS DEVELOPMENT COMPANIES - 1.80%
25,194	Ares Capital Corp.	397,813
51,792	BlackRock Capital Investment Corp.	285,374
30,782	FS Investment Corp.	218,552
33,990	Garrison Capital, Inc.	266,482
24,505	Golub Capital BDC, Inc.	439,130
17,971	New Mountain Finance Corp.	227,333
27,634	PennantPark Floating Rate Capital Ltd.	344,872
27,852	TPG Specialty Lending, Inc.	502,450
27,527	TriplePoint Venture Growth BDC Corp.	316,561
32,516	WhiteHorse Finance, Inc.	358,001
		3,356,568
	PIPELINES - 0.92%
4,585	Buckeye Partners LP	205,408
8,237	DCP Midstream LP	295,214
19,618	Enable Midstream Partners LP	271,906
12,418	Energy Transfer Partners LP	226,132
17,849	EnLink Midstream Partners LP	260,595
8,846	Genesis Energy LP	176,566
7,846	Williams Partners LP	284,339
		1,720,160
	PRIVATE EQUITY - 5.72%
421,793	Colony Northstar Credit Real Estate, Inc.	8,807,038
30,249	Hercules Capital, Inc.	364,500
14,289	Icahn Enterprises LP	779,894
32,700	The Carlyle Group LP	747,195
		10,698,627
	SEMICONDUCTORS - 3.14%
58,500	Applied Materials, Inc.	3,369,015
20,000	NXP Semiconductors NV *	2,493,200
		5,862,215

	TOTAL COMMON STOCKS	25,945,611
	(Cost - $28,099,065)

	EXCHANGE TRADED FUND - 0.07%
7,941	The Cushing Renaissance Fund	136,664
	EXCHANGE TRADED FUND
	(Cost - $155,312)

	EXCHANGE TRADED NOTES - 1.55%
216,226	Credit Suisse X-Links Gold Shares Covered Call ETN	1,963,332
123,305	Credit Suisse X-Links Silver Shares Covered Call ETN	940,817
	TOTAL EXCHANGE TRADED NOTES	2,904,149
	(Cost - $3,006,525)

	REAL ESTATE INVESTMENT TRUSTS - 36.94%
	LISTED REAL ESTATE INVESTMENT TRUSTS - 0.81%
97,956	Colony NorthStar, Inc.	762,098
17,673	CoreCivic, Inc.	367,421
17,450	The GEO Group, Inc.	371,685
	TOTAL LISTED REAL ESTATE INVESTMENT TRUSTS	1,501,204

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2018

Shares	Security	Value

	NON-LISTED REAL ESTATE INVESTMENT TRUSTS - 22.78%
444,917	American Finance Trust #	$10,007,077
228,122	Carey Watermark Investors, Inc. #	2,288,760
738,378	Carter Validus Mission Critical REIT, Inc. #	4,131,477
290,378	Healthcare Trust, Inc. #	5,739,419
198,378	Hines Global REIT, Inc. #	1,742,507
456,540	Hospitality Investor Trust, Inc. # *	5,931,185
1,081,081	NorthStar Health Care Income, Inc. #	8,177,197
764,346	N1 Liquidating Trust #	557,972
388,931	Steadfast Income REIT, Inc. #	4,020,261
	TOTAL NON-LISTED REAL ESTATE INVESTMENT TRUSTS	42,595,855

	PRIVATE REAL ESTATE INVESTMENT TRUSTS - 13.35%
7,354	Clarion Lion Industrial Trust #	12,291,121
661,928	Cottonwood Residential, Inc. #	12,675,922
	TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS	24,967,043

	TOTAL REAL ESTATE INVESTMENT TRUSTS	69,064,102
	(Cost - $58,432,701)

	NON-LISTED BUSINESS DEVELOPMENT COMPANIES - 8.20%
438,550	Business Development Corporation of America #	3,644,351
1,005,598	Cion Investment Corp. #	9,412,902
289,843	Sierra Income Corp. #	2,279,546
	TOTAL NON-LISTED BUSINESS DEVELOPMENT COMPANIES	15,336,799
	(Cost - $16,616,515)

	PRIVATE BUSINESS DEVELOPMENT COMPANIES - 1.15%
143,645	Owl Rock Capital Corp. # (Cost $2,178,555)	2,158,981

	PRIVATE INVESTMENT FUNDS - 20.34%
1	AIF SPV, LLC #	—
12	AIM Infrastructure MLP Fund II LP #	3,678,553
9,910	Clarion Lion Properties Fund #	14,118,218
1	Levine Leichtman Capital Partners VI, LP #	2,459,017
9,076	Mosaic Real Estate Credit, LLC #	10,000,000
3	Ovation Alternative Income Fund #	7,760,972
	TOTAL PRIVATE INVESTMENT FUNDS	38,016,760
	(Cost - $36,076,484)

	CLOSED-END FUNDS - 9.51%
92,641	Apollo Tactical Income Fund, Inc.	1,438,715
125,086	BlackRock Debt Strategies Fund, Inc.	1,434,736
114,153	BlackRock Multi-Sector Income Trust	1,978,271
53,000	Brookfield Real Assets Income Fund, Inc.	1,167,590
80,314	Cohen & Steers REIT and Preferred Income Fund, Inc.	1,497,856
98,042	DoubleLine Income Solutions Fund	1,936,330
40,000	First Trust Energy Income and Growth Fund	949,200
163,047	Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	4,004,434
71,536	John Hancock Premium Dividend Fund	1,067,317
141,723	Nuveen Credit Strategies Income Fund	1,146,539
78,964	Western Asset Emerging Markets Debt Fund, Inc.	1,159,192
	TOTAL CLOSED-END FUNDS	17,780,180
	(Cost - $18,166,358)

	HEDGE FUND - 14.68%
25,369	Collins Master Access Fund Ltd. # *	27,446,428
	TOTAL HEDGE FUNDS
	(Cost - $25,677,450)

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 28, 2018

Shares	Security	Value

	EXCERCISABLE RIGHT - 0.00%
7,941	The Cushing Renaissance Fund	$3,256
	TOTAL EXCERCISABLE RIGHT
	(Cost - $4,156)

	SHORT-TERM INVESTMENT - 0.38%
	MONEY MARKET FUND - 0.38%
709,119	Fidelity Investments Money Market Funds - Treasury Portfolio, Class I, 0.97% +	709,119
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $709,119)

	TOTAL INVESTMENTS - 106.70%
	(Cost - $189,122,240)	$199,502,049
	LIABILITIES IN EXCESS OF OTHER ASSETS - (6.70)%	(12,533,965)
	NET ASSETS - 100.00%	$186,968,084

LLC - Limited Liability Company

LP - Limited Partnership

NV - Naamloze Vennootschap

REIT - Real Estate Investment Trust

*	Non-income producing security.

#	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $150,521,866 or 80.51% of net assets.

+	Money market fund; interest rate reflects the seven-day effective yield on February 28, 2018.

Portfolio Composition as of February 28, 2018

Percent of Net Assets
Real Estate Investment Trusts
Non-Listed Real Estate Investment Trusts	22.78%
Private Real Estate Investment Trusts	13.35%
Listed Real Estate Investment Trusts	0.81%
Private Investment Funds	20.34%
Hedge Fund	14.68%
Closed End Funds	9.51%
Non-Listed Business Development Companies	8.20%
Private Equity	5.72%
Semiconductors	3.14%
Listed Business Development Companies	1.80%
Exchange Traded Notes	1.55%
Biotechnology & Pharmaceutical	1.44%
Private Business Development Companies	1.15%
Pipelines	0.92%
Chemicals	0.47%
Entertainment	0.39%
Short-term Investment	0.38%
Exchange Traded Fund	0.07%
Liabilities In Excess Of Other Assets	(6.70)%
Net Assets	100.00%

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2018

Assets:
Investments in Securities, at Value (identified cost $189,122,240)	$199,502,049
Dividends and Interest Receivable	2,905,919
Receivable for Securities Sold	304,404
Receivable for Fund Shares Sold	81,917
Prepaid Expenses and Other Assets	38,732
Total Assets	202,833,021

Liabilities:
Line of Credit Payable	15,500,000
Accrued Advisory Fees (1)	78,371
Interest Payable	49,155
Shareholder Servicing Fees Payable	35,262
Payable to Related Parties (1)	32,658
Distribution Fee Payable	27,767
Other Accrued Expenses	141,724
Total Liabilities	15,864,937

Net Assets	$186,968,084

Composition of Net Assets:
At February 28, 2018, Net Assets consisted of:
Paid-in-Capital	$181,147,480
Accumulated Net Investment Income	1,307,764
Accumulated Net Realized Loss on:
Investments	(5,866,888)
Net Unrealized Appreciation on:
Investments	10,379,728
Net Assets	$186,968,084

(1)	See Note 3.

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
February 28, 2018

Class A Shares:
Net Assets	$150,428,325
Shares Outstanding (no par value; unlimited number of shares authorized)	10,413,559

Net Asset Value and Redemption Price Per Share *	$14.45
Offering Price Per Share ($14.45/0.9425)	$15.33

Class C Shares:
Net Assets	$24,575,051
Shares Outstanding (no par value; unlimited number of shares authorized)	1,741,519

Net Asset Value, Offering Price and Redemption Price Per Share *	$14.11

Class I Shares:
Net Assets	$5,394,695
Shares Outstanding (no par value; unlimited number of shares authorized)	368,483

Net Asset Value, Offering Price and Redemption Price Per Share *	$14.64

Class L Shares:
Net Assets	$6,570,013
Shares Outstanding (no par value; unlimited number of shares authorized)	462,434

Net Asset Value and Redemption Price Per Share *	$14.21
Offering Price Per Share ($14.21/0.98)	$14.50

*	The Net Asset Value for each class will differ due primarily to the allocation of class specific expenses, such as distribution fees and shareholder servicing fees.

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF OPERATIONS
For the Year Ended February 28, 2018

Investment Income:
Dividend Income	$6,555,885
Interest Income	25,078
Total Investment Income	6,580,963

Expenses:
Investment Advisory Fees	2,222,113
Shareholder Servicing Fees:
Class A	413,886
Class C	65,270
Class L	20,541
Distribution Fees:
Class C	195,810
Class L	41,083
Legal Fees	235,649
Transfer Agent Fees	211,001
Administration Fees	192,001
Printing Expense	139,999
Trustees’ Fees and Expenses	114,000
Custody Fees	94,900
Registration & Filing Fees	76,000
Fund Accounting Fees	71,485
Non 12b-1 Shareholder Servicing	50,001
Interest Expense	49,155
Audit Fees	40,000
Compliance Fees	32,000
Insurance Expense	14,965
Miscellaneous Expenses	8,375
Total Expenses	4,288,234
Less: Fees Waived by Advisor	(386,639)
Net Expenses	3,901,595

Net Investment Income	2,679,368

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments	3,712,686
Distributions of realized gain from underlying investments	55,588
Total Net Realized Gain	3,768,274
Net Change in Unrealized Depreciation on:
Investments	(10,476,098)
Net Realized and Unrealized Loss on Investments	(6,707,824)

Net Decrease in Net Assets Resulting From Operations	$(4,028,456)

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	February 28, 2018	February 28, 2017
Operations:
Net Investment Income	$2,679,368	$4,293,840
Net Realized Gain (Loss) on Investments	3,712,686	(3,867,117)
Distributions of Realized Gain from Underlying Investments	55,588	15,346
Net Change in Unrealized Appreciation (Depreciation) on Investments	(10,476,098)	17,530,784
Net Increase (Decrease) in Net Assets Resulting From Operations	(4,028,456)	17,972,853

Distributions to Shareholders From:
Net Investment Income
Class A	(2,478,355)	(3,026,828)
Class C	(374,832)	(360,316)
Class I	(58,872)	(167,983)
Class L	(133,920)	(175,289)
Total from Net Investment Income	(3,045,979)	(3,730,416)
Return of Capital
Class A	(7,422,228)	(6,733,191)
Class C	(1,192,608)	(937,890)
Class I	(214,883)	(159,351)
Class L	(352,090)	(395,041)
Total from Return of Capital	(9,181,809)	(8,225,473)

Total Distributions to Shareholders	$(12,227,788)	$(11,955,889)

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year	For the Year
	Ended	Ended
	February 28, 2018	February 28, 2017
From Shares of Beneficial Interest:
Class A Shares:
Proceeds from Shares Issued (741,421 and 1,471,177 shares, respectively)	$11,450,602	$22,928,611
Distributions Reinvested (375,221 and 403,837 shares, respectively)	5,720,058	6,300,677
Cost of Shares Redeemed (1,375,715 and 1,370,666 shares, respectively)	(21,100,354)	(21,411,341)
Proceeds from Shares Transferred (1,364 and 0 shares, respectively)	21,262	—
Cost of Shares Transferred (61,827 and 166,180 shares, respectively)	(910,352)	(2,565,824)
Total From Capital Transactions: Class A	(4,818,784)	5,252,123

Class C Shares:
Proceeds from Shares Issued (314,032 and 438,201 shares, respectively)	4,749,354	6,764,721
Distributions Reinvested (59,771 and 50,752 shares, respectively)	892,131	781,466
Cost of Shares Redeemed (206,054 and 158,820 shares, respectively)	(3,086,017)	(2,447,370)
Cost of Shares Transferred (20,835 and 0 shares, respectively)	(310,920)	—
Total From Capital Transactions: Class C	2,244,548	5,098,817

Class I Shares:
Proceeds from Shares Issued (181,501 and 29,735 shares, respectively)	2,814,493	469,450
Distributions Reinvested (6,832 and 4,666 shares, respectively)	104,979	73,024
Cost of Shares Redeemed (140,629 and 471,176 shares, respectively)	(2,174,192)	(7,428,403)
Proceeds from Shares Transferred (79,844 and 165,644 shares, respectively)	1,200,010	2,565,824
Total From Capital Transactions: Class I	1,945,290	(4,320,105)

Class L Shares:
Proceeds from Shares Issued (20,138 and 52,985 shares, respectively)	308,409	815,699
Distributions Reinvested (19,046 and 24,228 shares, respectively)	286,942	374,605
Cost of Shares Redeemed (169,591 and 89,592 shares, respectively)	(2,571,832)	(1,389,253)
Total From Capital Transactions: Class L	(1,976,481)	(198,949)
Total Increase (Decrease) in Net Assets from Shares of Beneficial Interest:	(2,605,427)	5,831,886

Total Increase (Decrease) in Net Assets	(18,861,671)	11,848,850

Net Assets:
Beginning of Year	205,829,755	193,980,905
End of Year	$186,968,084	$205,829,755

Accumulated Net Investment Income at End of Year	$1,307,764	$1,426,491

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund - Class A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year		For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended		Ended
	February 28, 2018		February 28, 2017		February 29, 2016		February 28, 2015		February 28, 2014
Net Asset Value, Beginning of Year	$15.67		$15.20		$16.74		$16.51		$15.73
From Operations:
Net investment income (a)	0.22		0.35		0.46		0.41		0.39
Net gain (loss) on investments (both realized and unrealized)	(0.52)		1.06		(1.04)		0.80		1.29
Total from Operations	(0.30)		1.41		(0.58)		1.21		1.68
Less Distributions:
From net investment income	(0.23)		(0.29)		(0.40)		(0.40)		(0.29)
From net realized gains on investments	—		—		—		(0.37)		(0.55)
From paid in capital	(0.69)		(0.65)		(0.56)		(0.21)		(0.06)
Total Distributions	(0.92)		(0.94)		(0.96)		(0.98)		(0.90)
Net Asset Value, End of Year	$14.45		$15.67		$15.20		$16.74		$16.51
Total Return (b)	(2.56	)% (d)	9.48	% (h)	(3.57	)% (h)	7.46%		11.01%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$150,428		$168,232		$157,986		$178,502		$129,697
Ratio to average net assets:
Expenses, Gross (c)	1.99	% (f)	1.66	% (f)	1.58	% (f)	1.55	% (f)	1.60%
Expenses, Net of Reimbursement/Recapture (c)	1.80	% (f)	1.66	% (f)	1.58	% (f)	1.61	% (e,f)	1.75	% (e)
Net investment income, Net of Reimbursement/Recapture (c)	1.42	% (g)	2.25	% (g)	2.87	% (g)	2.43	% (g)	2.46%
Ratio to average net assets (excluding interest expense):
Expenses, Gross (c)	1.96	% (f)	1.57	% (f)	1.49	% (f)	1.55	% (f)	1.60%
Expenses, Net of Reimbursement/Recapture (c)	1.77	% (f)	1.57	% (f)	1.49	% (f)	1.61	% (e,f)	1.75	% (e)
Portfolio turnover rate	27%		13%		21%		49%		14%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and exclude the effects of sales loads. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Not annualized.

(e)	Such ratio includes the Advisor’s recapture of waived/reimbursed fees from prior periods.

(f)	Does not include the expenses of the investment companies in which the Fund invests.

(g)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund - Class C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year		For the Year		For the Year		For the Period
	Ended		Ended		Ended		Ended
	February 28, 2018		February 28, 2017		February 29, 2016		February 28, 2015 *
Net Asset Value, Beginning of Period	$15.42		$15.06		$16.71		$17.02
From Operations:
Net investment income (a)	0.10		0.23		0.33		0.18
Net gain (loss) on investments (both realized and unrealized)	(0.51)		1.06		(1.03)		0.16
Total from Operations	(0.41)		1.29		(0.70)		0.34
Less Distributions:
From net investment income	(0.22)		(0.28)		(0.39)		(0.12)
From net realized gains on investments	—		—		—		(0.35)
From return of capital	(0.68)		(0.65)		(0.56)		(0.18)
Total Distributions	(0.90)		(0.93)		(0.95)		(0.65)
Net Asset Value, End of Period	$14.11		$15.42		$15.06		$16.71
Total Return (b)	(3.32	)% (d)	8.73	% (g)	(4.28	)% (g)	2.04	% (d)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$24,575		$24,585		$19,046		$10,926
Ratio to average net assets:
Expenses, Gross (c)(e)	2.75%		2.40%		2.33%		2.30	% (c)
Expenses, Net of Reimbursement/Recapture (c)(e)	2.55%		2.40%		2.33%		2.30	% (c)
Net investment income (c)(f)	0.68%		1.48%		2.12%		1.76	% (c)
Ratio to average net assets (excluding interest expense)
Expenses, Gross (c)(e)	2.72%		2.33%		2.24%		2.30	% (c)
Expenses, Net of Reimbursement/Recapture (c)(e)	2.53%		2.33%		2.24%		2.30	% (c)
Portfolio turnover rate	27%		13%		21%		49	% (d)

*	Class C commenced operations on July 2, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Not annualized.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund - Class I
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year		For the Year		For the Year		For the Period
	Ended		Ended		Ended		Ended
	February 28, 2018		February 28, 2017		February 29, 2016		February 28, 2015 *
Net Asset Value, Beginning of Period	$15.86		$15.24		$16.75		$17.02
From Operations:
Net investment income (a)	0.25		0.42		0.48		0.30
Net gain (loss) on investments (both realized and unrealized)	(0.54)		1.15		(1.03)		0.09
Total from Operations	(0.29)		1.57		(0.55)		0.39
Less Distributions:
From net investment income	(0.23)		(0.30)		(0.40)		(0.06)
From net realized gains on investments	—		—		—		(0.37)
From return of capital	(0.70)		(0.65)		(0.56)		(0.23)
Total Distributions	(0.93)		(0.95)		(0.96)		(0.66)
Net Asset Value, End of Period	$14.64		$15.86		$15.24		$16.75
Total Return (b)	(2.39	)% (d)	10.52	% (g)	(3.37	)% (g)	2.37	% (d)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5,395		$3,820		$7,806		$1,185
Ratio to average net assets:
Expenses, Gross (c)(e)	1.79%		1.39%		1.33%		1.30%
Expenses, Net of Reimbursement/Recapture (c)(e)	1.57%		1.39%		1.33%		1.30%
Net investment income (c)(f)	1.64%		2.67%		3.09%		2.80%
Ratio to average net assets (excluding interest expense)
Expenses, Gross (c)(e)	1.76%		1.29%		1.24%		1.30%
Expenses, Net of Reimbursement/Recapture (c)(e)	1.55%		1.29%		1.24%		1.30%
Portfolio turnover rate	27%		13%		21%		49	% (d)

*	Class I commenced operations on July 2, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Not annualized.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund - Class L
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year		For the Year		For the Year		For the Period
	Ended		Ended		Ended		Ended
	February 28, 2018		February 28, 2017		February 29, 2016		February 28, 2015 *
Net Asset Value, Beginning of Period	$15.51		$15.11		$16.72		$17.02
From Operations:
Net investment income (a)	0.14		0.27		0.37		0.20
Net gain (loss) on investments (both realized and unrealized)	(0.53)		1.06		(1.03)		0.17
Total from Operations	(0.39)		1.33		(0.66)		0.37
Less Distributions:
From net investment income	(0.23)		(0.28)		(0.39)		(0.13)
From net realized gains on investments	—		—		—		(0.35)
From return of capital	(0.68)		(0.65)		(0.56)		(0.19)
Total Distributions	(0.91)		(0.93)		(0.95)		(0.67)
Net Asset Value, End of Period	$14.21		$15.51		$15.11		$16.72
Total Return (b)	(3.13	)% (d)	9.01	% (g)	(4.03	)% (g)	2.25	% (d)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,570		$9,192		$9,143		$8,356
Ratio to average net assets:
Expenses, Gross (c)(e)	2.46%		2.16%		2.08%		2.05%
Expenses, Net of Reimbursement/Recapture (c)(e)	2.28%		2.16%		2.08%		2.05%
Net investment income (c)(f)	0.90%		1.77%		2.37%		2.00%
Ratio to average net assets (excluding interest expense)
Expenses, Gross (c)(e)	2.43%		2.07%		1.99%		2.05%
Expenses, Net of Reimbursement/Recapture (c)(e)	2.26%		2.07%		1.99%		2.05%
Portfolio turnover rate	27%		13%		21%		49	% (d)

*	Class L commenced operations on July 2, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and exclude the effects of sales loads. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Not annualized.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS
February 28, 2018

1.	ORGANIZATION

Multi-Strategy Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on June 3, 2011, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and is a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities of real estate investment trusts (“REITs”) and alternative investment funds, as well as common stocks and structured notes, notes, bonds and asset-backed securities.

The Fund currently offers Class A, Class C, Class I and Class L shares. Class A shares commenced operations on March 16, 2012; Class C, Class I and Class L shares commenced operations on July 2, 2014. Class A and Class L shares are offered at net asset value plus a maximum sales charge of 5.75% and 2.00%, respectively. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor (defined below), those securities will be valued at “fair value” as determined in good faith by the Fair Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2018

substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. Calls with the management teams of these securities are completed to gain further insight that might not be as evident through the reading of published reports or filings.

Often, significant back-testing or historical data analysis is employed to gain increased, tangible perspective into ways to enhance the accuracy of either existing, or potentially new fair valuation approaches. This also ensures that recent enhancements or additional methodologies are leading to more accurate valuations.

Ongoing “logic checks” and evaluations of underlying portfolios are used to identify potential disconnects between current methodologies and expected results.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Board’s Valuation Committee has established a methodology for fair value of each type of security. Non-listed REITs that are in the public offering period (or start-up phase) are valued at cost according to management’s fair valuation methodology unless the REIT issues an updated valuation. The Fund generally purchases REITs at NAV or without a commission. However, start-up REITs amortize a significant portion of their start-up costs and therefore, potentially carry additional risks that may impact valuation should the REIT be unable to raise sufficient capital and execute their business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Non-traded REITs that are in their offering period are generally categorized as Level 3 in the fair value hierarchy. Once a REIT closes to new investors, the Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the REIT issues an updated market valuation. Non-traded REITs that have closed to new investors are generally categorized in Level 2 of the fair value hierarchy, due to the significance of the effect of the application of the movement of the market index on the overall fair valuation of the REIT. Other non-traded private investments are monitored for any independent audits of the investment or impairments reported on the potential value of the investment. For non-traded private investments, including private real estate investment trusts and non-traded partnership funds, that are themselves treated as investment companies under GAAP, the Fund follows the guidance in GAAP that allows, as practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such investments typically provide an updated NAV or its equivalent on a quarterly basis. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The non-listed Business Development Companies provide quarterly fair value pricing which is used as an indicator of the valuation for the Fund. If the value significantly fluctuates, the Advisor will provide an updated price. If a

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2018

significant event occurs that causes a large change in price, the Fair Valuation Committee will call a meeting to evaluate the fair value. Non-traded Business Development Companies are categorized as Level 2 in the fair value hierarchy. The Hedge Funds provide monthly fair value pricing which is used as an indicator of the valuation for the Fund. The Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the Hedge Fund issues an updated market valuation.

Valuation of Fund of Funds - The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds. Open-end investment companies are valued at their net asset value per share and closed-end investment companies that trade on an exchange are valued as described under security valuation.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value of a security may fall into different levels (Level 1, Level 2 or Level 3) of the fair value hierarchy. In such cases, for disclosure purposes, the level within which the fair value measurement falls, in its entirety, is determined based on the lowest level input that is significant in its entirety to the fair value measurement.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets*

Investments:	Practical Expedient (1)	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$25,945,611	$—	$—	$25,945,611
Exchange Traded Fund	—	136,664	—	—	136,664
Exchange Traded Notes	—	2,904,149	—	—	2,904,149
Real Estate Investment Trusts	24,967,043	1,501,204	42,595,855	—	69,064,102
Non-Listed Business Development Companies	3,644,351	—	11,692,448	—	15,336,799
Private Business Development Companies	2,158,981	—	—	—	2,158,981
Private Investment Funds	38,016,760	—	—	—	38,016,760
Closed-End Funds	—	17,780,180	—	—	17,780,180
Hedge Fund	27,446,428	—	—	—	27,446,428
Excercisable Right	—	3,256	—	—	3,256
Short-Term Investment	—	709,119	—	—	709,119
Total Investments	$96,233,563	$48,980,183	$54,288,303	$—	$199,502,049

(1)	Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the portfolio of investments.

*	Refer to the Portfolio of Investments for industry classifications.

There were no transfers between Level 1 and Level 2 during the year ended February 28, 2018.

It is the Fund’s policy to record transfers into or out of any level at the beginning of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Real Estate Investment
Trusts
Beginning Value	11,166,726
Realized Gain/Loss	—
Change in Unrealized App/Dep	—
Purchases	—
Sales and Return of Capital	—
Transfer	(11,166,726)
Ending Value	—

There was a change in fair valuation measurement inputs from Level 3 to practical expedient. Practical expedient became available based on the Fund receiving NAVs quarterly via investor letters and/or statements from the Sponsor.

The following is the fair value measurement of investments that are measured at Net Asset Value per Share (or its equivalent) as a practical expedient:

			Unfunded
Security Description	Industry	Value	Commitments	Redemption Frequency	Redemption Notice Period
AIF SPV, LLC	Private Investment Company	$—	$—	Quarterly	180 Days
AIM Infrastructure MLP Fund II	Private Investment Company	3,678,553	2,418,750	Quarterly	30-60 Days
Business Development Corp. of America	Non-Listed BDC	3,644,351	—	Quarterly	Notice prior to announcement of Repurchase Offer
Clarion Lion Industrial Trust	REIT	12,291,121	—	Quarterly	90 Days
Clarion Lion Properties Fund	Private Investment Company	14,118,218	—	Quarterly	90 Days
Collins Masters Access Fund, Ltd.	Hedge Fund	27,446,428	—	Subject to advisor approval	30-60 Days
Cottonwood Residential, Inc.	Private Real Estate Investment	12,675,922	—	Subject to advisor approval	90 Days
Levine Leichtman Capital Partners VI, LP	Private Investment Company	2,459,017	7,504,763	Subject to advisor approval	n/a
Mosaic Real Estate Credit, LLC	Private Investment Company	10,000,000	—	Subject to advisor approval	2 year lock up, then annual with 90 Days notice
Owl Rock Capital Corp.	Private BDC	2,158,981	9,821,445	Quarterly	90 Days
Ovation Alternative Income Fund, LP	Private Investment Company	7,760,972	—	Quarterly	180 Days
		$96,233,563	$19,744,958

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2018

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). Most ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed (or managed) portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended February 28, 2015 to February 28, 2017, or expected to be taken in the Fund’s February 28, 2018 year-end tax return. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2018, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Fund, (the “Advisory Agreement”), investment advisory services are provided to the Fund by LCM Investment Management, LLC (the “Advisor”). Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.35% of the average daily net assets of the Fund, effective August 4, 2017. Prior to that, the Advisor received monthly fees calculated to an annual rate of 0.75% of the average daily net assets of the Fund. For the year ended February 28, 2018, the Advisor earned advisory fees of $2,222,113. For the year ended February 28, 2018, $78,371 in advisory fees remained payable at year end.

Pursuant to a written contract (the “Expense Limitation Agreement”), the Advisor has agreed, at least until August 4, 2019, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2018

loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), taxes or extraordinary expenses, such as litigation expenses), do not exceed the following amounts per annum of the average daily net assets of each class of shares, effective August 4, 2017:

Class A	Class C	Class I	Class L
1.95%	2.70%	1.70%	2.45%

These amounts will herein be referred to as the “expense limitations.”

Any waiver or reimbursement by the Advisor under the Expense Limitation Agreement is subject to repayment by the Fund within three years from the date the Advisor waived any payment or reimbursed any expense, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. The Board may terminate this expense reimbursement arrangement at any time. For the year ended February 28, 2018, the Advisor waived fees/reimbursed expenses of $386,639.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets attributed to each of Class A, Class C and Class L shares for such services. For the year ended February 28, 2018, the Fund incurred shareholder servicing fees of $413,886, $65,270, and $20,541 for Class A, Class C and Class L shares, respectively. The Class C and Class L shares also pay to the Distributor a distribution fee, payable under distribution plans adopted by the Board (“Distribution Plans”), for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities including marketing and other activities to support the distribution of the Class C and Class L shares. Under the Distribution Plans, the Fund pays 0.75% and 0.50% per year of its average daily net assets for such services for Class C and Class L shares, respectively. For the year ended February 28, 2018, the Fund incurred distributions fees of $195,810 and $41,083 for Class C and Class L shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended February 28, 2018, the Distributor received $546,038 and $81,710 in underwriting commissions for sales of Class A and Class L shares, respectively, of which $6,586 and $2,405 were retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. An officer of the Fund is also an officer of NLCS, and is not paid any fees directly by the Fund for serving in such capacity.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2018

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Trustees – Each Trustee who is not affiliated with the Trust or the Advisor (“Independent Trustee”) receives a quarterly fee of $5,000, as well as reimbursement for any reasonable expenses incurred in attending regularly scheduled meetings (“Regular Board Meetings”) of the Board. In addition to the fees and reimbursements described above:

●	As compensation for attendance and participation at the regularly scheduled meetings (“Regular Audit Committee Meetings”) of the Audit Committee of the Board (“Audit Committee”), each member (“Member”) of the Audit Committee who is not the Chairperson of the Audit Committee (this includes Ira Miller and Darlene DeRemer) receives a quarterly fee of $2,500;

●	As compensation for attendance and participation at the Regular Audit Committee Meetings, the Chairperson of the Audit Committee (Mark Riedy) receives a quarterly fee of $2,750;

●	Each Independent Trustee receives a fee of $1,500 for each in-person Board meeting attended by such Trustee, provided such meeting is not a Regular Board Meeting;

●	Each independent Trustee receives a fee of $1,500 for each telephonic Board meeting attended by such Trustee, provided such meeting is not a Regular Board Meeting;

●	Each member receives a fee of $1,000 for each in-person Audit Committee meeting attended by such Member, provided such a meeting is not a Regular Audit Committee Meeting or a meeting conducted in conjunction with a Board meeting;

●	Each Member receives a fee of $500 for each telephonic Audit Committee meeting attended by such Member, provided such meeting is not a Regular Audit Committee Meeting or a meeting conducted in conjunction with a Board meeting, and

●	Each Member receives a fee of $500 for each in person or telephonic Audit Committee meeting attended by such Member if such meeting is conducted in conjunction with a Board meeting and such meeting is not a Regular Audit Committee Meeting.

None of the executive officers receives compensation from the Trust.

Other Affiliates – During the year ended February 28, 2018, Lucia Securities, LLC (“Lucia Securities”), a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund for which it received brokerage commissions of $14,579. The Distributor has entered into an agreement with Lucia Securities under which Lucia Securities provides wholesaling services with respect to the Fund. For the year ended February 28, 2018, Lucia Securities received $43,439 under the agreement.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended February 28, 2018, amounted to $61,765,576 and $53,899,900, respectively.

5.	REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at net asset value. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2018

Offer Amount plus 2% of all outstanding shares on the repurchase request deadline, the Fund shall repurchase the shares tendered on a pro rata basis. There is no guarantee that a shareholder will be able to sell all of the shares tendered in a quarterly repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	March 16, 2017	June 16, 2017	September 18, 2017	December 18, 2017
Repurchase Request	April 17, 2017	July 17, 2017	October 17, 2017	January 17, 2018
Repurchase Pricing Date	April 17, 2017	July 17, 2017	October 17, 2017	January 17, 2018
Net Asset Value as of Repurchase Offer Date
Class A	$15.71	$15.34	$15.39	$15.11
Class C	$15.44	$15.05	$15.07	$14.76
Class I	$15.89	$15.53	$15.58	$15.31
Class L	$15.53	$15.15	$15.17	$14.88
Amount Repurchase
Class A	$3,892,823	$5,039,204	$4,895,546	$7,272,108
Class C	$458,723	$548,681	$675,005	$1,403,611
Class I	$119,825	$951,579	$190,811	$911,977
Class L	$278,042	$567,826	$1,389,344	$336,470
Percentage of Outstanding Shares Repurchased
Class A	2.27%	2.96%	2.91%	4.44%
Class C	1.80%	2.05%	2.48%	5.26%
Class I	2.96%	22.68%	3.98%	15.88%
Class L	2.99%	6.27%	16.12%	4.69%

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	February 28, 2018	February 28, 2017
Ordinary Income	$3,045,979	$3,730,416
Return of Capital	9,181,809	8,225,473
	$12,227,788	$11,955,889

As of February 28, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(516,852)	$(5,350,034)	$—	$11,687,490	$5,820,604

The difference between book basis and tax basis unrealized appreciation of investments, undistributed net investment income, and accumulated net realized loss is primarily attributable to the tax deferral of losses on was sales and adjustment for partnerships and mark-to-market on passive foreign investment companies.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $516,852.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2018

At February 28, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	Utilized
$5,350,034	$—	$5,350,034	$3,894,313

Permanent book and tax differences, primarily attributable to adjustments related to partnerships and passive foreign investment companies, resulted in reclassification for the year ended February 28, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$247,884	$(247,884)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$187,814,478	$31,658,461	$(19,970,890)	$11,687,571

8.	DISTRIBUTABLE CASH FLOW

The table below has been included to provide additional insight in regards distribution coverage metrics for the Fund, particularly in regards to how to differentiate between the tax components of distributions and the actual non-GAAP cash flows received from the Fund’s underlying investments. One of the advantages that the Fund is able to provide to investors is the tax characterizations of distributions received. For example, a portion of distributions received from REITs and certain partnerships are often treated as a non-taxable return of capital as an inherent structural advantage of the underlying investments. This allows for the deferral of tax consequences on certain distributions. As such, from a tax characterization, these are considered a “return of capital” but are, in actuality, still a cash inflow source received from the underlying investments. The table is specifically designed to better inform investors of the distributable cash flows received, and the distribution coverage they represent. For example, as can be seen below, for the fiscal year ended February 28, 2018, only 53.8% of distributions were represented by gross income as defined by the Fund’s Statement of Operations (tax-basis), but when factoring in the tax adjustments attributable to underlying investments, these total distributions, dividends and interest represented 101% of gross distributions made by the Fund. The table also includes additional lines for coverage when factoring in total net fees and expenses, as well as net realized gains and losses. This information is supplemental, unaudited, and is not inclusive of required financial disclosures (such as total expense ratio), and should be read in conjunction with the Fund’s full financial statements.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2018

For the Year
Ended February
28, 2018
Gross Income Per Statement of Operations:	6,580,963
Tax Adjustments attributable to underlying investments (1):	5,808,377
Total Distributions, dividends and interest from underlying investments:	$12,389,340
Distributions to Shareholders:	$(12,227,788)
Gross Distribution Coverage Ratio:	101%
Total net fees and expenses (breakdown)
Total Fees & Expenses:	$4,288,234
Fees Waived (added back):	$(386,639)
Total Net Fees & Expenses:	$3,901,595
Net Distributable Income:	$8,487,745
Distribution Coverage Ratio excluding Net Realized G/L:	69%
Net Realized Gain/(Loss):	$(1,151,003)
Distribution Coverage Ratio including Net Realized G/L:	60%

(1)	Tax adjustments attributable to REITs and other investments are adjustments to reflect the tax character of distributions received from underlying investments. Specifically, a portion of distributions received from REITs are often treated as non-taxable return of capital for book and tax purposes and distributions received from investments structured as partnerships are also treated as return of capital to the extent the distributions received exceed the income reported to the Fund on the Form K-1’s received from the underlying investments.

9.	CREDIT FACILITY

The Fund has the opportunity to borrow money from a broker with a variable limit based on how many securities are pledged as collateral. It is intended to provide financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings are secured by certain of the Fund’s investments. Interest will be accrued at the 1 Month LIBOR rate plus 110 bps to be paid monthly. The credit facility is with Barclays. During the year ended February 28, 2018, the Fund paid $49,155 in interest on the borrowings. Average borrowings and the average interest rate during the year ended February 28, 2018, were $13,075,000 and 3.37%, respectively. The largest outstanding amount borrowed during the period was $17,500,000. The balance due to the broker as of February 28, 2018 was $15,500,000.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. On March 28, 2018, the Fund paid distributions of $0.0722, $0.0705, $0.0732 and $0.0711 per share to shareholders of record on March 27, 2018 for Class A, Class C, Class I and Class L shares, respectively. The Fund completed a quarterly repurchase offer on April 20, 2018 which resulted in 5.57%, 9.41%, 9.31% and 6.84% of Fund shares being repurchased for $8,432,217, $2,362,203, $542,577 and $451,858 for Class A, Class C, Class I and Class L, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Multi-Strategy Growth & Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Multi-Strategy Growth & Income Fund (the “Fund”), including the portfolio of investments as of February 28, 2018, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for the period then ended, the financial highlights for the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for the period then ended, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the period ended February 28, 2017 and the financial highlights for each of the respective stated periods in the four-year period ended February 28, 2017 were audited by other auditors whose report, dated April 28, 2017 expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and underlying investment fund managers and advisers. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
April 27, 2018

We have served as the auditor of Multi-Strategy Growth & Income Fund since 2018.

Multi-Strategy Growth & Income Fund
TRUSTEE TABLE (Unaudited)
February 28, 2018

Independent Trustees

Name, Address and Age(Year of Birth)	Position/Term of Office(1)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Mark J. Riedy, PhD. 1942	Trustee since Sept. 2011	Executive Director of the Burnham-Moores Center for Real Estate and the Ernest W. Hahn Professor of Real Estate Finance at the University of San Diego, January 1993 to January 2015. Retired January 2015.	1	BioMed Realty Trust Board of Directors; Southwest Property Strategies Advisory Board
Ira J. Miller 1946	Trustee since Sept. 2011	Retired as of August 2007.	1	None
John D. Frager 1958	Trustee since Sept. 2011	Executive Managing Director of CBRE, Inc. (2010) to present), CEO and President of Cassidy Turley San Diego (2002 to 2010); Senior Managing Director of CB Richard Ellis (Prior to 2002)	1	None
Darlene T. Deremer 1955	Trustee since Oct. 2015	Managing Partner of Grail Partners, LLC (2005-present)	1	Syracuse University Board of Trustees; United Capital Wealth Management Board of Directors; Hillcrest Asset Management Board of Directors; Ark Investments Funds Trust Independent Chair; American Independence Funds Board of Directors.

Multi-Strategy Growth & Income Fund
TRUSTEE TABLE (Unaudited)(Continued)
February 28, 2018

Interested Trustee & Officers

Name, Address and Age(year of birth)	Position/Term of Office(1)(3)	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Raymond J. Lucia, Jr. 1975(2)	Trustee, President since Sept. 2011	Chief Executive Officer for LCM Investment Management, LLC (2012-Present); Chief Executive Officer for Lucia Wealth Services, LLC (2010-Present); Chief Executive Officer for Lucia Securities, LLC (2010-Present), Executive Vice President for Raymond J. Lucia Companies, Inc.(2002-2010)	1	None
Felicia Tarantino 1987	Treasurer since June 2016 and Secretary since March 2018	Operations Manager for LCM Investment Management, LLC (2012-Present); Financial Analyst for Lucia Management Company, LLC (2012-Present); Accounting Specialist for Lucia Management Company, LLC (2010-2012)	n/a	n/a
James Colantino 1969	Assistant Treasurer since Sept. 2011	Senior Vice President (2011-present) Vice President(2004 –2011); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	n/a	n/a
Monica Giron 1976	Assistant Secretary since January 2018	Senior Paralegal, Gemini Fund Services, LLC, (2015-Present); Senior Paralegal, The Dreyfus Corporation (2007-2015)	n/a	n/a
Emile R. Molineaux 1962	Chief Compliance Officer and Anti-Money Laundering Officer Since December 2010	CCO of various clients of Northern Lights Compliance Services, LLC, (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2011)	n/a	n/a

(1)	The term of office for each Trustee and officer listed above will continue indefinitely.

(2)	Raymond J. Lucia, Jr. is an interested person of the Trust by virtue of his position as President of the Trust and his indirect controlling interest in the Trust’s adviser.

(3)	Theresa J. Ochs served as Secretary from April 2015 to March 29, 2018. On March 29, 2018 her role transitioned to Felicia Tarantino.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free 1-855-601-3841.

PRIVACY NOTICE

Rev: April 2013

FACTS	WHAT DOES MULTI-STRATEGY GROWTH & INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Multi-Strategy Growth & Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Multi- Strategy Growth & Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-601-3841

Who we are
Who is providing this notice?	Multi-Strategy Growth & Income Fund
What we do
How does Multi-Strategy Growth & Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Multi-Strategy Growth & Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Multi-Strategy Growth & Income Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

■    Multi-Strategy Growth & Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Multi-Strategy Growth & Income Fund doesn’t jointly market.

Investment Advisor
LCM Investment Management, LLC
13520 Evening Creek Drive N. Suite 300
San Diego, CA 92128

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-601-3841 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-601-3841.

Item 2. Code of Ethics. Attached

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Riedy is a financial expert, as defined in Item 3 of Form N-CSR. Mark Riedy is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $60,000

2017 - $51,500

(b)	Audit-Related Fees

2018 - $0

2017 - $0

(c)	Tax Fees

2018 - $9,000

2017 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - $0

2017 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	100.00%	100.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $9,000

2017 - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

See attached exhibit P1A, which contains the Adviser proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Raymond J. Lucia, Jr.

Mr. Lucia, Chief Executive Officer of the Adviser, is the Fund's co-portfolio manager. Mr. Lucia shares responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since it commenced operations in 2012. Mr. Lucia is Chairman of Lucia Wealth Services, LLC, a Registered Investment Advisor, and

CEO of Lucia Securities, LLC, a Registered Broker Dealer and member FINRA/SIPC. Mr. Lucia is also a Managing Member of VALIDUS Growth Investors, LLC, a Registered Investment Advisor. Mr. Lucia was previously with Raymond J. Lucia Companies, Inc. for 10 years where he held the position of Executive Vice President and was responsible for creating and managing the firm's strategic plans, including: developing and implementing the firm's investment strategies, growing the fee-based asset management platform, and expanding the firm's client base in over 15 office locations nationwide. Prior to joining Raymond J. Lucia Companies, Inc. in 2000, Mr. Lucia worked for Deloitte and Touche as a tax accountant in the Personal Financial Services group providing financial advice to high-net-worth individuals. Mr. Lucia graduated from Loyola Marymount University in 1997 with a Bachelor of Science in Accounting. Mr. Lucia is a Certified Public Accountant and holds the Personal Financial Specialist designation offered by the AICPA.

Mark C. Scalzo

Mr. Scalzo, Chief Investment Officer of the Adviser, is the Fund’s co-portfolio manager. Mr. Scalzo shares responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since 2015. Mr. Scalzo is also the Founder, Chief Investment Officer and a Managing Member of VALIDUS Growth Investors, LLC, a Registered Investment Advisor. From 2008-2012, Mr. Scalzo was the Co-Portfolio Manager and Director of Research for Aletheia Research and Management, Inc. where Mr. Scalzo was responsible for managing all of Aletheia’s long-only model portfolios in conjunction with the Chief Investment Officer. As Director of Research, Mr. Scalzo worked to institutionalize and maintain the integrity of the investment process while managing a staff of seven research analysts. From 2006-2008, Mr. Scalzo was Group Vice President and Head of Mergers and Acquisitions for Fisher Investments where he created a consolidation strategy for Fisher’s investment platform, infrastructure and client service approach. Mr. Scalzo graduated cum laude from The Wharton School at the University of Pennsylvania in 1989 with a Bachelor of Science in Economics.

As of February 28, 2018, Raymond J. Lucia Jr. was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

As of February 28, 2018, Mark Scalzo was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10	$469,166,128	0	$0

Because the Mr. Scalzo manages assets for other accounts (including institutional clients and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Advisor to the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Raymond J. Lucia Jr. and Mark Scalzo are compensated through a salary.

As of February 28, 2018, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Raymond J. Lucia Jr.	Over $100,000
Mark C. Scalzo	$0

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Multi-Strategy Growth & Income Fund

By (Signature and Title)

/s/ Raymond J. Lucia

Raymond J. Lucia Jr.,

Principal Executive Officer/President

Date 5/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Raymond J. Lucia

Raymond J. Lucia Jr.,

Principal Executive Officer/President

Date 5/8/18

By (Signature and Title)

/s/ Felicia Tarantino

Felicia Tarantino

Principal Financial Officer/Treasurer

Date 5/8/18